SHIP LOGO VANGUARD(R)

                         VANGUARD(R) GLOBAL EQUITY FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 27, 2006

Important Change to Vanguard Global Equity Fund
New Manager Joins Investment Advisory Team

The board of trustees of Vanguard Global Equity Fund has added AllianceBernstein L.P. (AllianceBernstein) to the Fund's investment advisory team. Effective immediately, AllianceBernstein will manage a modest portion of the Fund's assets; over time it is expected that AllianceBernstein will manage a larger portion of the Fund. AllianceBernstein and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses The Fund's investment objective, primary investment strategies, primary risks, and fees and expenses will not change.

Prospectus Text Changes
In the Fund Profile section, under "Additional Information," the following is added to "Investment Advisors":

o AllianceBernstein L.P., New York City, N.Y., since April 2006

In the More on the Fund section under "Security Selection," the following text is added:

In managing its share of fund assets, AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on deep investment research capabilities to evaluate companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. AllianceBernstein screens companies in both developed and emerging global markets by using a proprietary quantitative return model to identify the companies that have the most attractive valuation and success attributes. The firm's analysts--based in New York, London, Tokyo, and Sydney--then subject the most attractively ranked stocks to in-depth field and financial analyses to produce detailed forecasts of earnings, balance-sheet strength, and cash flows over three- to five-year periods. The portfolio managers select approximately 100 to 140 stocks with the most promising business prospects and the highest expected returns.


In the Investment Advisors section, the following text is added:

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105, is a registered investment advisor. As of December 31, 2005, AllianceBernstein managed approximately $579 billion in assets.

In addition, the fourth paragraph is replaced with the following text:

The Fund pays its investment advisors--Marathon-London, Acadian, and AllianceBernstein--on a quarterly basis. For Marathon-London and Acadian, the quarterly fee is based on certain annual percentage rates applied to average net assets managed over the quarterly period. For AllianceBernstein, the quarterly fee is based on certain annual percentage rates applied to average daily net assets managed by AllianceBernstein. In addition, the quarterly fees paid to each advisor are increased or decreased based on each advisor's performance compared with that of a benchmark index. For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period (60-month period for AllianceBernstein) is compared with that of the Morgan Stanley Capital International (MSCI) All Country World Index over the same period.

In the Plain Talk(R) titled "The Fund's Portfolio Managers," the following text is added immediately following the paragraph about Brian K. Wolahan:

Sharon E. Fay, CFA, Executive Vice President, Chief Investment Officer-Global Value Equities, and Chair of Global Value Investment Policy Group at AllianceBernstein. She has worked in investment management since 1986; has been with AllianceBernstein since 1990; has managed assets since 1995; and has comanaged the Fund since 2006. Education: B.A., Brown University; M.B.A., Harvard University.

Kevin F. Simms, Co-Chief Investment Officer-International Value Equities, and Director of Research-Global and International Value Equities at AllianceBernstein. He has worked in investment management since he joined AllianceBernstein in 1992 and has comanaged the Fund since 2006. Education:
B.S.B.A., Georgetown University; M.B.A., Harvard University.

Henry S. D'Auria, CFA, Co-Chief Investment Officer-International Value Equities and Chief Investment Officer-Emerging Markets Value Equities at AllianceBernstein. He has worked in investment management since 1983; has managed investment portfolios for AllianceBernstein since 1991; and has comanaged the Fund since 2006. Education: B.A., Trinity College.

(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor                       PS129  042006

                             SHIP LOGO VANGUARD(R)

                          VANGUARD/(R)/ HORIZON FUNDS

                          VANGUARD GLOBAL EQUITY FUND

             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


VANGUARD GLOBAL EQUITY FUND ADDS A NEW INVESTMENT ADVISOR

The board of trustees of Vanguard Global Equity Fund has added AllianceBernstein L.P. (AllianceBernstein), to the Fund's investment advisory team. Effective immediately, AllianceBernstein will manage a modest portion of the Fund's assets; over time it is expected that AllianceBernstein will manage a larger portion of the Fund. AllianceBernstein and the Fund's other investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.



STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text is added as a new first sentence on page B-30:

The Trust currently uses five investment advisors:

Under the heading "Investment Advisory Services," the following text is added as a new fourth bullet point on page B-30:

- AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, NY 10105, provides investment advisory services to a portion of the assets in the Global Equity Fund.

The following text replaces the first three paragraphs beneath the heading "II. Vanguard Global Equity Fund" on page B-31:


Vanguard Global Equity Fund currently uses three investment advisors: Marathon Asset Management LLP (Marathon-London), Acadian Asset Management, Inc. (Acadian), and AllianceBernstein L.P. (AllianceBernstein).

 The Fund has entered into investment advisory agreements with each advisor to manage the investment and reinvestment of the portion of the Global Equity Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

 The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average month-end net assets (average daily net assets for AllianceBernstein) of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Morgan Stanley Capital International All Country World Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month period (60-month period for AllianceBernstein) ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.


Above the heading "III. Vanguard Strategic Equity Fund," the following text is added on page B-33:


C. ALLIANCEBERNSTEIN L.P.

AllianceBernstein L.P. (AllianceBernstein) is a registered investment advisor. As of December 31, 2005, AllianceBernstein had an ownership structure as follows:

- 32.2% owned by Alliance Capital Management Holding L.P. (Alliance Holding, a holding company that is publicly traded on the New York Stock Exchange)

- 61.1% owned by AXA Financial, Inc. (includes ownership of
  AllianceBernstein units, indirect ownership of AllianceBernstein units through its interest in Alliance Holding, and general partnership interests in AllianceBernstein and Alliance Holding); AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations

- AllianceBernstein employees own approximately 6.6%

- All other owners of AllianceBernstein own less than a 10% share each.
  The percentages presented above are not meant to total 100% because of AXA Financial's indirect ownership of AllianceBernstein units through its interest in Alliance Holding.


1. OTHER ACCOUNTS MANAGED

The management of and investment decisions for the AllianceBernstein Portfolio are made by the Global Value Investment Policy Group, composed of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the advisor's large internal research staff. The members of the Global Value Investment Policy Group with the most significant responsibility for the day-to-day management of the AllianceBernstein Portfolio of the Global Equity Fund are: Sharon E. Fay, Kevin
F. Simms, and Henry S. D'Auria.

 The Global Value Investment Policy Group manages a portion of the Global Equity Fund, which, as of December 31, 2005, held assets of $2.6 billion. As of December 31, 2005, the Global Value Investment Policy Group managed 3 other registered investment companies with total assets of $329.6 million, 12 other pooled investment vehicles with total assets of $1.9 billion, and 166 other accounts with total assets of $19.6 billion (including 25 with total assets of $1.7 billion, where the advisory firm's fee was based on account performance) in the Bernstein Global Value service.


2. MATERIAL CONFLICTS OF INTERESTS

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients (including AllianceBernstein Mutual Funds), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy, or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment, and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles (such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations). Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts because of the particular characteristics of an account (such as size of the account, cash position, tax status, risk tolerance, and investment restrictions), or for other reasons. AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains. To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

3. DESCRIPTION OF COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect AllianceBernstein's ability to generate long-term investment success for clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is made up of the following:

- Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year to year, and, hence, is not particularly sensitive to performance.

- Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results, and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison with competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation, and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

- Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan (deferred awards):
 AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities. Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
 The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.


4. OWNERSHIP OF SECURITIES

As of December 31, 2005, Ms. Fay and Messrs. Simms and D'Auria owned no shares of the Global Equity Fund.



(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.